Cash and Cash Equivalents - Summary of Cash and Cash Equivalents (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2023 USD ($)	Dec. 31, 2023 MXN ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2022 MXN ($)	Dec. 31, 2021 MXN ($)	Dec. 31, 2020 MXN ($)
Cash and cash equivalents [abstract]
Cash on hand and in banks		$ 45,728,321		$ 41,316,304
Highly liquid investments		23,019,055		23,098,207
Total of cash and cash equivalents	$ 4,062,603	$ 68,747,376	$ 3,806,554	$ 64,414,511	$ 76,506,447	$ 39,989,781